SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2003

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois

      1-7807

      36-2088911

        (State or other jurisdiction    (Commission File Number)     (IRS Employer Identification No.)

           of  Incorporation)

2005 West Avenue B, Hope, Arkansas

    71801

(address of principal executive offices)

(Zip Code)

(870) 777-8821

Registrant's telephone number, including area code

ITEM 7.

Financial Statements and Exhibits

(c)

The following exhibit is furnished with this document:

Number

Exhibit

99.1

Press Release issued by Champion Parts, Inc. on November 13, 2003.

ITEM 12.

Regulation FD Disclosure

On November 13, 2003, Champion Parts, Inc., an Illinois corporation, issued a press release announcing its financial results for the third quarter ended September 28, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION PARTS, INC.

/s/  Richard W. Simmons

Richard W. Simmons

Vice President Finance, CFO and Secretary

Dated:  November 13, 2003